MASSACHUSETTS FINANCIAL SERVICES COMPANY
             500 BOYLSTON STREET o BOSTON o MASSACHUSETTS 02116-3741
                                 617 o 954-5000



                                        February 13, 2002

VIA EDGAR
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

     Re: MFS(R)Series Trust I (File Nos. 33-7638 and 811-4777), on Behalf of MFS(R)Strategic Growth Fund and MFS(R) New Discovery Fund

Ladies and Gentlemen:

     This letter serves as notification of the existence of a Spanish language version of the Prospectus and Statement of Additional Information dated January 1, 2002 of the above-named funds. The Prospectus and Statement of Additional Information was filed electronically with the Securities and Exchange Commission on December 28, 2001, pursuant to Rule 485(B)POS under the Securities Act of 1933 (EDGAR Accession No. 0000950156-01-500533).

     Pursuant to Rule 306(a) of Regulation S-T, I hereby represent, to the best of my knowledge, that the Prospectus and Statement of Additional Information filed as described above is a fair and accurate English translation of the corresponding foreign language document.

     Please call the undersigned at (617) 954-5182 or (800) 343-2829 with any questions you may have.

                                        Very truly yours,



                                        JAMES R. BORDEWICK, JR.
                                        James R. Bordewick, Jr.
                                        Assistant Secretary and
                                          Assistant Clerk of the Trust[s]